SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

         Filed by the  Registrant [X]
         Filed by a Party other than the Registrant
         Check the  appropriate  box:
         [ ]  Preliminary  Proxy  Statement
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to
              Rule 14a-11(c) or Rule 14a-12

                         Timberline Software Corporation
          ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          ---------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment  of filing fee (Check the  appropriate  box):
          [X] No fee required
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11

              (1) Title of each class of securities to which
                  transaction applies:

                  ------------------------------------------

              (2) Aggregate number of securities to which
                  transaction applies:

                  ------------------------------------------

              (3) Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:

                  ------------------------------------------

              (4) Proposed maximum aggregate value of transaction:

                  ------------------------------------------

              (5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:



              (2)  Form, Schedule or Registration Statement No.:



              (3)  Filing Party:



              (4)  Date Filed:

                         TIMBERLINE SOFTWARE CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 1999
To our shareholders:

          The Annual Meeting of Shareholders of Timberline Software Corporation, an Oregon corporation (the "Company"), will be held at the Company's principal offices, 15195 NW Greenbrier Parkway, Beaverton, Oregon 97006, on Tuesday, April 27, 1999, at 3:00 p.m., local time, for the following purposes:

                  1. To elect four members of the Board of Directors for the ensuing year;

                  2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1999; and

                  3. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Shareholders of record of the Company's Common Stock at the close of business on March 12, 1999 are entitled to notice of and to vote at the meeting and any adjournments and postponements thereof.

     A proxy statement and proxy are enclosed with this Notice. A copy of the Company's 1998 Annual Report is also enclosed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/Thomas P. Cox, Secretary
Beaverton, Oregon
March 19, 1999

          TO AVOID THE EXPENSE OF FURTHER SOLICITATION, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE ANNUAL MEETING MAY CHOOSE TO VOTE IN PERSON BECAUSE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                         TIMBERLINE SOFTWARE CORPORATION

                                 PROXY STATEMENT

                       1999 ANNUAL MEETING OF SHAREHOLDERS


                  The enclosed proxy is solicited by the Board of Directors (the "Board") of Timberline Software Corporation, an Oregon corporation (the "Company"), for use at the annual meeting of shareholders ("Annual Meeting") to be held at 3:00 p.m. on Tuesday, April 27, 1999, and at any adjournments or postponements thereof. A copy of the notice of the Annual Meeting is attached. The Company expects to mail this proxy statement and the proxy to shareholders on or about March 19, 1999. The Company's principal executive offices are at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon 97006.

                  The persons named in the enclosed proxy will vote in the manner directed and, in the absence of such direction, will vote for the election of each of the named nominees for director (Proposal One) and for ratification of Deloitte & Touche LLP as the Company's independent auditors for 1999 (Proposal Two). They will vote in accordance with their best judgment as to other items of business that may properly come before the Annual Meeting. The proxy may be revoked by a shareholder at any time before its use by giving written notice of such revocation to the Secretary of the Company. If a shareholder attends the meeting and desires to vote in person, his or her proxy will not be used. The presence in person or by proxy of the holders of a majority of the shares of common stock of the Company ("Common Stock") issued and outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting.

                  The solicitation of proxies is being handled by the Company at its cost, principally through the use of the mails, but proxies may also be solicited personally or by telephone by directors and officers of the Company without additional compensation for such services. Brokers, dealers, banks and other nominees will be requested to forward soliciting material to the beneficial owners of Common Stock and to obtain authorization for the execution of proxies.

                                     VOTING

                  The Common Stock (the only class of securities authorized) is the only voting security of the Company. At the Annual Meeting, each shareholder will be entitled to one vote for each share of Common Stock held of record by that shareholder at the close of business on March 12, 1999. There were 9,455,269 shares of Common Stock outstanding as of such date. A majority, or 4,727,635 of such shares, will constitute a quorum for the transaction of business. Shareholders are not entitled to cumulative voting. Broker non-votes will be counted in determining whether a quorum is present, but will not be counted either for or against any proposal at issue.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

                  The Bylaws of the Company provide for a Board consisting of not less than two nor more than nine members, as determined from time to time by the Board. A Board of four directors will be elected at the Annual Meeting. All four of the current members of the Board have been nominated to continue in office until the 2000 annual meeting of shareholders, and until their successors have been elected and qualified.

                  The four nominees receiving a plurality vote of the shares present in person or by proxy at the Annual Meeting at which a quorum is present will be elected as directors. Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. All nominees have agreed to serve if elected. If any nominee should become unavailable to serve as a director prior to the Annual Meeting, the persons named in the enclosed proxy will vote for such substitute nominee as may be designated by the Board.

                  Unless marked otherwise, proxies received will be voted for the election of each of the nominees hereinbelow named. Votes withheld will be counted toward the quorum requirement for the Annual Meeting but will not be counted for or against the election of the nominee or nominees with respect to whom the votes are withheld and thus have no effect on whether a plurality exists for a particular nominee.

                  Background information on each director nominee is as follows:

                  Thomas P. Cox, age 64, has been a director of the Company since 1998 and is the Executive Vice President of the Company. Mr. Cox joined the Company in April 1982 as Vice President -- Finance. He became Senior Vice President -- Finance in 1986 and the Company's Executive Vice President in April 1998. Mr. Cox has also served as Secretary and Treasurer since 1990. Following the Annual Meeting of Shareholders, Mr. Cox will retire as an officer of the Company, but will continue, if elected, to serve as a director.

                  James A. Meyer, age 62, has been a director of the Company since 1980 and was appointed Chairman of the Board of Directors in April 1998. He is a private business investor.

                  Curtis L. Peltz, age 46, has been a director of the Company since 1997 and was appointed President in April 1997 and Chief Executive Officer in April 1998. He has been with the Company or its predecessors since 1978. He has held various programming and management positions. Mr. Peltz was promoted to Vice President--Operations in 1986. In 1989 he was named Vice President--Computer Integrated Construction Technology and in 1990, Vice President--Estimating and CIC Technology and manager of the Estimating Business Unit. In 1996 he was named Vice President -- Chief Operating Officer.

                  Donald L. Tisdel, age 64, has been a director of the Company since 1983. Since March 1992, he has been Managing Director of Northwest Capital, Inc., a merchant banking firm facilitating financing and acquisitions of intermediate-size businesses. Since June 1996, Mr. Tisdel has been involved in the management of Northwest Capital Partners I, L.P., a partnership formed to acquire equity and equity-linked interests in privately held companies or divisions of companies.

                  The Board met 12 times during 1998. Each director attended in 1998 at least 75 percent of all meetings of the Board and committees on which such director served.

                  The Board has a standing audit committee which meets with the Company's auditors to review the planning for and the reports of the annual audit of the Company. The audit committee members are Messrs. Meyer and Tisdel. The audit committee met twice in 1998.

                  The Board has a standing compensation committee for the purpose of making recommendations to the Board regarding executive officers' compensation, including salaries and other forms of compensation and fringe benefits. This committee also administers the Company's stock option program. The compensation committee, the members of which are Messrs. Meyer and Tisdel, met eight times during 1998.

                  The Board recommends a vote FOR all nominees.
                  ---------------------------------------------

                  The executive officers and significant employees of the Company as of the date of this proxy statement are:

                       Name                          Age               Office
                       ----                          ---               ------

                  Executive Officers
                  ------------------

                  Curtis L. Peltz                    46                President and Chief Executive
                                                                       Officer

                  Thomas P. Cox                      64                Executive Vice President,
                                                                       Secretary and Treasurer

                  Significant Employees
                  ---------------------

                  Carl C. Asai                       46                Vice President - Finance and
                                                                       Chief Financial Officer

                  Dennis J. Stejskal                 43                Vice President-- Director of
                                                                       Accounting Products

                  Nicolette D. Johnston              56                Vice President-- Technical
                                                                       Publications

                  James O. Campbell                  42                Vice President--Sales

                  John M. Geffel                     46                Vice President-- Marketing

                       Name                          Age               Office
                       ----                          ---               ------

                  Carol A. Vega                      41                Vice President-- Customer Support

                  Ann C. Kenkel                      51                Vice President--Operations

                  Stephen D. Watt                    41                Vice President - Director of
                                                                       Estimating Products

                  Thomas W. Coleman                  43                Vice President - Director of
                                                                       Project Management

                  See Proposal One, "Election of Directors," for biographical information concerning Messrs. Peltz and Cox. Prior to April 1998, John Gorman, age 64, acted as Chairman of the Board of Directors and Chief Executive Officer.

                  Mr. Asai joined the Company in March 1984 as its corporate controller. In April 1998, he was promoted to Vice President -- Finance. In February 1999, he became the Company's Chief Financial Officer.

                  Mr. Stejskal joined the Company's predecessor in 1979. He has held various positions in sales and customer support and management positions in the quality assurance and product development areas. He was promoted to Vice President--Product Development in December 1990 and Vice President--Construction Accounting in 1992. He was appointed Vice President--Director of Accounting Products in 1996.

                  Ms. Johnston joined the Company in 1986 to manage the Publications group. She was named Vice President--Operations in 1993. She was appointed Vice President--Technical Publications in 1996.

                  Mr. Campbell joined the Company in January 1989. He has held various sales management positions for the construction accounting product line. In 1995, he was named sales manager for all accounting products. He was promoted to Vice President--Sales, Accounting Products in January 1996. In January 1999, he was named Vice President -- Sales.

                  Mr. Geffel joined the Company in 1983 as a product marketing specialist for the construction accounting product line. He has held various marketing management positions and was named Vice President--Marketing in January 1996.

                  Ms. Vega joined the Company's predecessor in 1978. She has held various positions in customer support, quality assurance and publications. In 1995, she was promoted to support manager for construction accounting. In January 1996, she was named Vice President--Customer Support, Accounting Products and in October 1996 was named Vice President--Customer Support.

                  Ms. Kenkel joined the Company in 1991 as administrative manager for the Estimating Business Unit. In June 1994, she was promoted to operations manager and in October 1996 was named Vice President--Operations.

                  Mr. Watt joined the Company in June 1985. He has held various positions in customer support, marketing and sales. In April 1998, he was promoted to Vice President -- Sales, Estimating Products. In January 1999, he was named Vice President -- Director of Estimating Products.

                  Mr. Coleman was employed with the Company from May 1983 through September 1990 and rejoined the Company in June 1995. He has held various positions in the customer support, technical publications, quality assurance and product development areas. In April 1998, he was promoted to Vice President -- Director of Estimating Products. In January 1999, he was named Vice President -- Director of Project Management.

EXECUTIVE COMPENSATION

Cash and Non-cash Compensation Paid to Certain Executive Officers
-----------------------------------------------------------------

                  The following table sets forth, for the years ended December 31, 1998, 1997 and 1996, the compensation earned by the Company's former Chief Executive Officer, current Chief Executive Officer and the other executive officer whose aggregate salary and bonus exceeded $100,000 for services rendered to the Company in 1998.

                                             SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                         -------------------

                                                                       Other Annual        All Other
Name and Principal                     Salary(1)       Bonus           Compensation(2)     Compensation(3)
Position                      Year     ($)             ($)             ($)                 ($)
----------------------------------------------------------------------------------------------------------

John Gorman (4)               1998      31,667          --                 5,936             --
 Chairman of the Board and    1997     117,154          --                   349           5,036
 Chief Executive Officer      1996     152,579          --                 6,238           6,000

Curtis L. Peltz               1998     151,915        33,000               7,224           6,400
 President-- Chief            1997     127,182          --                   902           5,370
 Executive Officer            1996     101,377          --                10,781           4,783

Thomas P. Cox                 1998     136,269        30,000               6,440           6,400
 Executive Vice President     1997     117,854          --                   226           5,221
                              1996     103,207          --                 6,041           4,796
-----------------

(1) Includes amounts deferred by executive officers under the Company's 401(k) plan.
(2) Represents payments made during the fiscal year from the Company's profit sharing plan.
(3) Represents matching contributions accrued by the Company during the fiscal year to its 401(k) plan for such executive officer and paid in the following year.
(4) Mr. Gorman retired from the Company in April 1998. Compensation reflects amounts paid through April 1998.

Compensation Pursuant to Stock Options
--------------------------------------

No options were granted to executive officers in 1998. The following table sets forth all option exercises of executive officers in 1998:

                                    Aggregated Option Exercises in Last Fiscal Year
                                          and Fiscal Year-End Option Values(1)
                                    -----------------------------------------------
                                                          Number of unexercised        Value of unexercised in-the-
                                                             options at FY-End                money options at
                      Shares                                                                 FY-End($)(1)(2)
                     acquired            Value       -------------------------------  --------------------------------
                        on             realized
                      exercise         ($)             Exercisable     Unexercisable     Exercisable     Unexercisable

----------------------------------------------------------------------------------------------------------------------

Name

John Gorman              --               --               --

Curtis L. Peltz          --               --             48,333          50,001           483,819         455,009

Thomas P. Cox          22,333           255,761          21,000          20,001           212,440         182,009


---------------------
(1) Adjusted for four-for-three stock split paid November 20, 1998.
(2) On December 31, 1998, the closing price of the Company's Common Stock was $13.75. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between that amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Report of the Timberline Software Corporation Board of Directors Compensation Committee on Executive Compensation
--------------------------------------------------------------------------------

                  The Compensation Committee of the Board of Directors (the "Committee"), composed of two non-employee directors, makes recommendations to the Company's Board of Directors regarding compensation for the executive officers of the Company. The Committee also administers the Company's stock option program, from which nonstatutory stock options are granted periodically to the executive officers and other employees of the Company.

                  The Committee's primary objectives of its executive compensation policy are to provide a total compensation package (1) that is competitive within the industry the Company operates, (2) which will allow it to attract and retain key executive officers who are primarily responsible for the long-term success of the Company, and (3) which will reward the key executive officers for achieving corporate goals and for increasing shareholder value. The total compensation package includes a competitive base salary, incentive bonuses (including both cash bonuses and stock options) for obtaining corporate goals, and a competitive employee benefits package.

                  The Committee reviews the compensation package for the Company's executive officers on an annual basis and focuses their review on the key compensation components - base salary and incentive bonuses. The base salary is set at a level that the Committee believes is fair and sufficient to attract and retain qualified executive officers. Changes in base salary are based on an evaluation of each executive officer's performance, the Company's financial performance for the year, and such officer's ability to develop and execute strategic plans to grow the Company's business. The Committee believes that the base compensation paid to the Company's executive officers in 1998 was reasonable.

                  The Committee also believes that incentive bonuses tied to the financial performance of the Company are an important component of the executive officers' compensation package in terms of attracting and retaining highly qualified executive officers. This approach creates a direct incentive for the executive officers to achieve financial performance goals that are in the best interest of the Company and its shareholders. The issuance of stock options also motivates the executive officers to enhance shareholder value and aligns their financial incentives with the interests of the Company's common shareholders. There were no stock options granted to the executive officers in 1998, but stock options were granted to executive officers during 1997. Cash bonuses paid in 1998 to the executive officers amounted to 22 percent of their respective base compensation for that year.

                  Using the policy it had established for determining executive compensation, as described above, the Committee determined the base salary and bonus received in 1998 by the Company's Chief Executive Officer, Mr. Curtis L. Peltz. Mr. Peltz received a base salary of $151,915 in 1998 and was paid a cash bonus of $33,000 for achieving the Company's financial goals in 1997. The Committee believes this compensation was reasonable, considering the financial performance of the Company during 1997 and 1998.

Compensation Committee:
James A. Meyer
Donald L. Tisdel

Compensation of Directors
-------------------------

                  Directors who are not employees of the Company were paid $500 for attendance at each meeting of the Board during 1998. Pursuant to the Company's 1993 Stock Incentive Plan, immediately following the 1993 annual meeting of the shareholders of the Company, Messrs. Meyer and Tisdel, who were not employees of the Company or of any parent or subsidiary corporation of the Company at the time ("Non-Employee Directors"), were each automatically granted nonstatutory stock options to purchase 18,751 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant (as adjusted for stock splits). Pursuant to the Company's 1998 Stock Incentive Plan, Messrs. Meyer and Tisdel, who continue to be the only Non-Employee Directors, were automatically granted a nonstatutory stock option to purchase 6,667 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on such date of grant (as adjusted for the 1998 stock split). Pursuant to the Company's 1998 Stock Incentive Plan, the Non-Employee Directors will be granted a nonstatutory stock option to purchase 5,000 shares of the Company's Common Stock following the 1999 Annual Meeting of Shareholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  The following table shows, as of March 12, 1999, the number and percentage of outstanding shares of Common Stock (the only class of shares authorized) beneficially owned by each person known by the Company to beneficially own more than 5% of the Common Stock, by each director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, voting and investment power relating to the identified shares is exercised solely by the beneficial owner.


                    Name and Address             Number of Shares      Percentage of
                  of Beneficial Owner(1)        Beneficially Owned      Common Stock
                  ---------------------         ------------------     -------------

                  John Gorman  (2)                  416,570                 4.4

                  Curtis L. Peltz  (3)               83,000                  *

                  Thomas P. Cox  (4)                176,749                 1.9

                  James A. Meyer  (5)               130,583                 1.4

                  Donald L. Tisdel  (5)              26,561                  *

                  All directors and
                  executive officers as
                  a group (five persons)(6)         833,463                 8.7

*  Less than 1 percent.

(1) Address for all individuals is 15195 Greenbrier Parkway, Beaverton, Oregon 97006.

(2) Includes 416,570 shares as to which Mr. Gorman shares voting and investment power with his wife.

(3) Includes 65,000 shares which Mr. Peltz has the right to acquire upon exercise of stock options exercisable within 60 days after March 12, 1999.

(4) Includes 35,334 shares which Mr. Cox has the right to acquire upon exercise of stock options exercisable within 60 days after March 12, 1999 (of which 13,334 will become exercisable upon his retirement in April
    1999). Includes 106,248 shares as to which Mr. Cox shares voting and investment power with his wife.

(5) Includes 2,666 shares for Mr. Meyer and 21,417 shares for Mr. Tisdel which such persons have the right to acquire upon exercise of stock options exercisable within 60 days after March 12, 1999.

(6) Includes 124,417 shares which members of the group have the right to acquire upon exercise of stock options exercisable within 60 days after March 12, 1999.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with all Section 16(a) forms they file.

                  Based solely upon the Company's review of the copies of such forms it received and written representations from certain reporting persons, the Company believes that all Section 16(a) forms required to be filed in or with respect to 1998 were timely filed.


                                  PROPOSAL TWO
                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

                  The Board has appointed Deloitte & Touche LLP as its independent auditors for the year ending December 31, 1999, subject to shareholder ratification. Deloitte & Touche LLP served as the Company's independent public auditors in 1998. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  Ratification of the appointment of auditors requires the presence of a quorum and a majority approval from the votes cast thereon. Unless marked otherwise, proxies received will be voted for ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1999. Abstentions and broker non-votes for this proposal will be counted for quorum purposes, but will not be counted for or against the proposal. If the shareholders should fail to ratify the selection of these auditors as proposed, auditors will be appointed by the Board.

                  Approval of the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors will require that a quorum be present and that the number of votes cast in favor of that proposal exceed the number of votes cast in opposition to that proposal The Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for 1999.

                             STOCK PERFORMANCE GRAPH

                  The graph below compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock during the five years ended December 31, 1998, with (i) the All Nasdaq U.S. Stocks Index, as reported by the Center for Research in Security Prices; and (ii) the Nasdaq Computer & Data Processing Index, as reported by the Center for Research in Security Prices. This comparison assumes $100 was invested on December 31, 1993, in the Company's Common Stock and in the comparison groups, and assumes the reinvestment of all cash dividends prior to any tax effect and retention of all shares issued pursuant to stock dividends and stock splits.

                        [Performance Graph Appears Here]


                                                                           Cumulative Total Return
                                                                -----------------------------------------------
                                                                 12/93   12/94   12/95   12/96   12/97   12/98

Timberline Software                                               100     138     187     288     500     751

Nasdaq Stock Market (U.S.)                                        100      98     138     170     209     293

Nasdaq Computer & Data Processing                                 100     121     185     228     280     502


                  The stock performance shown on the graph above is not necessarily indicative of future performance. The Company will not make nor endorse any predictions as to future stock performance.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

                  A proposal by a shareholder for inclusion in the Company's proxy statement and form of proxy for the 2000 annual meeting of shareholders must be received by the Company at 15195 N.W. Greenbrier Parkway, Beaverton, Oregon 97006, Attention: Secretary, on or before November 20, 1999 in order to be eligible for such inclusion.

                                 OTHER BUSINESS

                  Management knows of no other matters to be brought before the Annual Meeting. However, if any other business properly comes before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the proxy will vote or refrain from voting thereon in accordance with their best judgment pursuant to the discretionary authority given them in the proxy.

                      INFORMATION AVAILABLE TO SHAREHOLDERS

                  The Company's 1998 Annual Report is being mailed to shareholders with this Proxy Statement. Additional copies of the Annual Report and the Company's Form 10-K filed with the Securities and Exchange Commission may be obtained without charge from Thomas P. Cox, Executive Vice President, Timberline Software Corporation, 15195 N.W. Greenbrier Parkway, Beaverton, Oregon 97006.

                  The Company welcomes the views of its shareholders on its activities and performance. Shareholders who cannot attend the annual meeting personally may use the enclosed proxy card to ask questions or make comments.

                                    By Order of the Board of Directors



                                    /s/Thomas P. Cox
                                    Thomas P. Cox, Secretary
Beaverton, Oregon
March 19, 1999

                                     [FRONT]

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 27, 1999

The undersigned hereby appoints Curtis L. Peltz and Thomas P. Cox, and each of them, proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Shareholders of TIMBERLINE SOFTWARE CORPORATION to be held on April 27, 1999 and any adjournments thereof, with respect to the following:

       (Continued, and to be marked, dated and signed on the other side)

                                   [REVERSE]

Please mark your vote as indicated in this example  | X |

1.  PROPOSAL to elect Directors

     (INSTRUCTION:  To withhold authority to vote for any individual,  write the
     name of that  individual  on the  line  set  forth  below the   listing  of
     nominees.)

     Thomas P. Cox, James A. Meyer, Curtis L. Peltz, Donald L. Tisdel

      _________________________________________________________________________

     |  |  FOR all nominees listed (except as marked to the contrary)

     |  |  WITHHOLD AUTHORITY to vote for all nominees listed

2. PROPOSAL to ratify selection of Deloitte & Touche LLP as independent auditors.

     |  |  FOR

     |  |  AGAINST

     |  |  ABSTAIN


Either or both of the proxies (or substitutes) present at the meeting may exercise all powers granted hereby.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Signature(s) __________________________       Date ______________

Signature(s) _________________________

NOTE: Please date and sign above exactly as your name or names appear herein.
      If more than one name appears above, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full title and authority.